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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            CONSORCIO ECUATORIANO DE TELECOMUNICACIONES S.A. CONECEL
            --------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  ECUADOR                                   NOT APPLICABLE
----------------------------------------                  -------------------
(STATE OF INCORPORATION OR ORGANIZATION)                   (I.R.S. EMPLOYER
                                                          IDENTIFICATION NO.)

         AMAZONAS 6017 Y RIO COCA
              QUITO, ECUADOR                                NOT APPLICABLE
----------------------------------------                    --------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE UPON FILING PURSUANT TO GENERAL INSTRUCTION A (C)(1) PLEASE CHECK THE FOLLOWING BOX. / /

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS TO BECOME EFFECTIVE SIMULTANEOUSLY WITH THE EFFECTIVENESS OF A CONCURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PURSUANT TO GENERAL INSTRUCTION A (C)(2) PLEASE CHECK THE FOLLOWING BOX. /X/

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

     TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED
     -------------------                         ------------------------------
            NONE                                              NONE

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

       AMERICAN DEPOSITARY RECEIPTS (EVIDENCING AMERICAN DEPOSITARY SHARES
             EACH REPRESENTING FOUR SHARES OF CLASS B COMMON STOCK,
                        PAR VALUE 1,000 SUCRES PER SHARE)
       --------------------------------------------------------------------
                                (TITLE OF CLASS)


             CLASS B COMMON STOCK, PAR VALUE 1,000 SUCRES PER SHARE
             ------------------------------------------------------
                                (TITLE OF CLASS)


                                   Page 1 of 4
                             Exhibit Index on Page 4


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1.       Description of Registrant's Securities to be Registered.

         The information required by this Item is included under the captions "Description of Capital Stock" (pages 88-91), "Description of American Depositary Receipts" (pages 92-99), "Dividend Policy" (page 22) and "Shares Eligible for Future Sale" (page 100) of the Prospectus included as part of the Registrant's Registration Statement on Form F-1, as amended, Registration No. 333-47723 ("Form F-1"), filed by the Registrant under the Securities Act of 1933 and incorporated herein by this reference.

2.       Exhibits.

         I. The following documents are included as exhibits to Form F-1, as indicated, and are incorporated herein by this reference:

            1. Form of Specimen Class B Common Stock Certificate (Exhibit 4.4 to Form F-1).

            2. Bylaws (Estatutos) of Registrant (Exhibit 3.1 to Form F-1).

        II. Not applicable.





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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:   April 1, 1998




                                   CONSORCIO ECUATORIANO DE TELECOMUNICACIONES
                                        S.A. CONECEL



                                   By:  /s/ Guido Paez Puga
                                       ----------------------------------------
                                            Guido Paez Puga
                                            Vice President-Finance




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                                  EXHIBIT INDEX

         I. The following documents are included as exhibits to the Registrant's Registration Statement on Form F-1, as amended, Registration No. 333-47723 ("Form F-1"), as indicated, and are incorporated herein by this reference:

            1. Form of Specimen Class B Common Stock Certificate (Exhibit 4.4 to Form F-1).

            2. Bylaws (Estatutos) of Registrant (Exhibit 3.1 to Form F-1).

         II.   Not applicable.





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